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                                                                   Exhibit 23(a)



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) of KeyCorp, and to the incorporation by reference therein of our report dated January 12, 2001, with respect to the consolidated financial statements of KeyCorp incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.



Cleveland, Ohio
June 12, 2001